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Scudder Worldwide 2004 Fund

Semiannual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Worldwide 2004 Fund	KWIVX	81123E-606

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary January 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
	6-Month	1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	-2.24%	-7.02%	.58%	5.16%	6.75%
EAFE Index+	-11.28%	-25.58%	-6.67%	.51%	2.10%
Lehman Brothers Government/Corporate Bond Index++	3.03%	7.50%	5.91%	7.50%	7.77%
60% Lehman Brothers Government/Corporate Bond Index/40% EAFE Index	-2.69%	-5.73%	.88%	4.71%	5.50%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
Net Asset Value: 1/31/02	$ 8.05
7/31/01	$ 8.55
Distribution Information: Six Months: Income Dividends	$ .31

Lipper Rankings** - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	9	90
3-Year	9	of	9	90
5-Year	8	of	8	89

Rankings are historical and do not guarantee future results. Rankings based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
-- Scudder Worldwide 2004 Fund -- EAFE Index+ - - - Lehman Brothers Government/Corporate Bond Index++

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	Growth of $10,000	$8,833	$9,667	$12,215	$15,754
	Average annual total return	-11.67%	-1.12%	4.08%	6.04%
EAFE Index+	Growth of $10,000	$7,442	$8,130	$10,259	$11,731
	Average annual total return	-25.58%	-6.67%	.51%	2.10%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,750	$11,878	$14,357	$17,748
	Average annual total return	7.50%	5.91%	7.50%	7.77%
60% Lehman Brothers Government/ Corporate Bond Index/40% EAFE Index	Growth of $10,000	$9,427	$10,379	$12,718	$15,341
	Average annual total return	-5.73%	.88%	4.71%	5.50%

The growth of $10,000 is cumulative.

(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
* The Fund commenced operations on May 3, 1994. Index comparisons begin May 31, 1994.
** Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.
+ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Worldwide 2004 Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Worldwide 2004 Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Irene Cheng joined the Advisor in 1993 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Cheng began her investment career in 1985.

Portfolio Manager Marc Slendebroek joined the Advisor in 1994 and the fund team in 1999. Mr. Slendebroek began his investment career in 1989.

The international economic backdrop remained challenging for the bulk of the semiannual period ended January 31, 2002, despite a reprieve in the latter half of the period. Scudder Worldwide 2004 Fund, a portfolio designated by prospectus as 60 percent high-quality domestic bonds and 40 percent international equities, proved slightly more resilient than the 60/40 combination of its benchmark indices. Lead Portfolio Manager Irene Cheng and Portfolio Manager Marc Slendebroek, who manage the equity portion of the portfolio, explain the fund's performance.

Q: Will you describe the investment environment for the six-month period ended January 31, 2002?

A: Although global markets declined for most of the semiannual period, swings in market sentiment were both powerful and frequent as the economic backdrop deteriorated in fits and starts. Investor worries about the technology slowdown, rising oil prices and widespread economic malaise hurt stock prices as well as consumer confidence. A series of disappointing earnings announcements and corporate layoffs only made these problems worse. Then, the events of September 11 in the United States exacerbated these negative trends. However, central banks across the world reacted swiftly, easing interest rates and injecting liquidity into the financial system. In the final months of the period, global markets in general rebounded in response to the quick and forceful reaction from global policy makers.

Of the major international stock markets, Japan's was the weakest performer. The global economic slowdown hit Japan especially hard because of the fragile state of the domestic economy and the realization that any rigorous reforms would lead to additional inflationary pain. European markets also retracted significantly from previous highs, though they performed relatively better. Growth continued to moderate within Europe as a slowing global economy diminished demand - forcing companies to scale back on manufacturing activity and services.

Q: How did Scudder Worldwide 2004 perform in this environment?

A: Scudder Worldwide 2004 Fund declined 2.24 percent for the period. Our benchmark, a 60/40 combination of two unmanaged indices, the Lehman Brothers Government/Corporate Bond Index and the MSCI EAFE Index, respectively, was also in the red, with a negative return of 2.69 percent for the same period. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities, while the MSCI EAFE (Morgan Stanley Capital International Europe Australasia Far East) is an unmanaged index generally accepted as a benchmark for major overseas markets.

In addition to the fund's bond cushion helping to temper the downside, the equity portion of the portfolio benefited from its shift to a less defensive, more economically sensitive positioning. We began this process in the middle of the period, and our allocations were primarily driven by valuation opportunities. The portfolio benefited from an overweight position in semiconductor stocks, especially in Korea and Taiwan. The fund's exposure to the basic materials sector also continued to generate strong returns as evidence about supply discipline helped to reduce worries about the depth and length of the current industry downturn.

These positive trends were offset by negative performance of the fund's investment in health care and in the financials sector, in the United Kingdom and even more so in Japan. With respect to Japanese financials, despite having successfully avoided the local banks sector, the fund's positions in the brokerage and real estate sectors hurt performance, as sentiment in that country turned increasingly pessimistic. In Europe, a sharp rebound in a number of advertising-driven media stocks came at the expense of the select educational and professional publishers in which the fund was invested, which also hurt performance.

Q: How are you positioning the equity portion of the portfolio?

A: Confidence in global economic growth has shown a remarkable comeback since the September 11 attacks. Aggressive monetary easing injected substantial liquidity into the financial system and helped to restore investors' confidence in most areas of the world, Japan being the noticeable exception. With consumer spending remaining surprisingly resilient and evidence that the inventory correction might have run its course, end demand appears to have stabilized and could be set for a recovery later this year. Although Japan has also been sensitive to global economic growth and should ultimately benefit from a broader upturn in industrial activity, a sustained recovery in confidence is dependent on the introduction of structural reforms, especially with regard to the ailing financial system.

The core equity portfolio strategy has become more offensively tilted, with overweight positions in materials, information technology and industrials. These positions are balanced by an underweight in financials (relative to the benchmark) - especially banks and traditional insurance companies. Our longer-term positive stance toward Japan continues to be challenged by the country's current fragile economic situation and the authorities' ineffectiveness in accelerating structural reform. The equity portion of the portfolio is presently underweighted in Japan, relative to the benchmark.

The core investment process remains unchanged, with a continued focus on security selection. As always, we emphasize companies that are benefiting from secular changes, as we would expect them to show good resilience even if economic prospects remain uncertain for a more prolonged period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	26%	31%
U.S. Government Obligations	74%	66%
Short-Term Investments	-	3%
	100%	100%

Geographical Diversification*	1/31/02	7/31/01

United Kingdom	19%	19%
France	18%	21%
Japan	17%	19%
Germany	14%	12%
Switzerland	7%	7%
Netherlands	5%	5%
Korea	4%	-
Italy	3%	5%
Australia	3%	2%
Canada	2%	2%
Other	8%	8%
	100%	100%

Sector Diversification*	1/31/02	7/31/01

Financial	18%	20%
Manufacturing	15%	13%
Technology	9%	5%
Energy	8%	10%
Health	7%	10%
Communications	7%	6%
Consumer Staples	7%	9%
Metals and Minerals	6%	-
Service Industries	6%	5%
Consumer Discretionary	5%	5%
Other	12%	17%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

* Excludes Cash Equivalents and U.S. Government Obligations.

Ten Largest Equity Holdings at January 31, 2002* (5.9% of Portfolio)
1. BP PLC Explorer and producer of oil and natural gas	United Kingdom	0.8%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	0.7%
3. Total Fina ELF SA Explorer, refiner, and transporter of oil and natural gas	France	0.7%
4. Samsung Electronics Co., Ltd. Manufacturer of electronics	Korea	0.6%
5. BNP Paribas SA Provider of banking services	France	0.6%
6. E. On AG Distributor of oil and chemicals	Germany	0.5%
7. Bayer AG Producer of chemical products	Germany	0.5%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	0.5%
9. Canadian National Railway Co. Operator of railroads	Canada	0.5%
10. Aventis SA Manufacturer of life science products	France	0.5%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 25.6%
Australia 0.8%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	14,235	80,632
WMC Ltd. (Developer of varied mineral products)	12,500	60,798
		141,430
Belgium 0.4%
Interbrew (Operator of brewing business)	3,100	79,859
Canada 0.6%
Canadian National Railway Co. (Operator of railroads)	1,900	93,070
Nortel Networks Corp. (Provider of telephone, data and wireless products for the Internet)	1,900	13,756
		106,826
Denmark 0.2%
Novo Nordisk AS "B"* (Developer, producer and marketer of pharmaceuticals)	1,000	35,765
Finland 0.2%
Sonera Oyj (Provider of telecommunication services)	4,200	19,836
UPM-Kymmene Oyj (Manufacturer of paper and pulp products)	800	27,279
		47,115
France 4.6%
Aventis SA (Manufacturer of life science products)	1,328	91,970
BNP Paribas SA (Provider of banking services)	1,118	103,683
Cap Gemini SA (Provider of computer consulting services)	197	13,296
Carrefour SA* (Operator of supermarkets and food retailer)	1,049	51,344
Compagnie Generale d'Industrie et de Participations (Producer of automobile components, diagnostic equipment and abrasive pellets)	444	14,621
Credit Lyonnais SA (Provider of diversified banking services)	1,436	46,118
Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel)	51,001	46,422
Groupe Danone (Producer of food products worldwide)	288	33,139
Lafarge SA (Supplier of various building materials)	588	49,785
Renault SA (Manufacturer of automobiles, buses, industrial and agricultural vehicles)	389	14,831
Rhodia SA (Manufacturer of drugs and chemical products)	310	2,699
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	715	47,767
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	1,313	59,192
Scor SA (Operator of property, casualty and life reinsurance business)	34	1,001
Societe Generale "A" (Provider of banking services)	817	47,987
Suez SA* (Builder of water treatment plants)	2,673	75,745
Technip-Coflexip SA (Designer and manufacturer of industrial facilities)	143	17,118
Total Fina Elf SA "B" (Explorer, refiner and transporter of oil and natural gas)	897	125,474
		842,192
Germany 3.6%
Allianz AG (Provider of multiline insurance services)	217	48,542
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	274	13,647
BASF AG (Producer of chemicals)	1,822	70,405
Bayer AG (Producer of chemical products)	2,971	94,394
Beiersdorf AG* (Supplier of disposable medical products)	133	15,378
Deutsche Bank AG (Registered) (Provider of financial services) (b)	520	32,016
E.On AG (Distributor of oil and chemicals)	1,925	97,527
KarstadtQuelle AG (Operator of department stores)	1,144	42,732
MAN AG (Operator of a commodities trading company)	694	15,912
Merck KGaA* (Manufacturer of pharmaceuticals and specialty chemicals, as well as related products and equipment)	341	10,351
Metro AG (Operator of building, clothing, electronic and food stores)	1,300	42,197
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	126	29,678
SAP AG-Vorzug (Manufacturer of computer software)	399	55,505
Siemens AG (Manufacturer of electrical and electronic equipment)	1,427	84,366
		652,650
Italy 0.8%
ENI SpA* (Provider of oilfield and engineering services)	1,900	24,652
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	6,700	70,765
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	4,150	46,149
		141,566
Japan 4.4%
Asahi Glass Co., Ltd. (Manufacturer of a variety of glass products)	6,000	28,125
Canon, Inc. (Producer of visual image and information equipment)	1,000	32,561
Dai Nippon Printing Co., Ltd. (Provider of printing services for commercial and industrial use)	1,000	8,952
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	4,000	18,602
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	600	23,675
Matsushita Communication Industrial Co., Ltd. (Manufacturer of mobile and car audio telecommunication equipment)	1,000	35,528
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	3,000	38,250
Mitsubishi Corp. (Operator of a general trading company)	5,000	31,151
Mitsui & Co., Ltd. (Operator of a general trading company)	7,000	34,474
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	8,000	51,622
Murata Manufacturing Co., Ltd. (Manufacturer of computers)	400	21,747
NEC Corp. (Manufacturer of telecommunication and computer equipment)	3,000	23,364
Nikko Cordial Corp. (Provider of broker and dealer services)	9,000	31,307
Nippon Unipac Holdings (Manager and controller of subsidiaries which manufacture paper and pulp products)	3	13,173
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	12,000	63,460
Nomura Holdings, Inc. (Provider of financial services)	5,000	54,404
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	3	31,151
OJI Paper Co., Ltd. (Manufacturer of paper and paper goods)	4,000	16,199
Sankyo Co., Ltd. (Producer of ethical drugs)	3,000	44,413
Sega Corp.* (Maker of commercial amusement equipment)	1,200	21,317
Sharp Corp. (Manufacturer of consumer and industrial electronics)	5,000	50,732
SMC Corp. (Manufacturer of pneumatic equipment)	200	19,878
Sony Corp. (Manufacturer of consumer electronic products)	1,500	65,307
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	1,000	39,384
		798,776
Korea 1.1%
Kookmin Bank (Provider of commercial banking services)	1,200	52,879
Pohang Iron & Steel Co., Ltd. (Manufacturer of steel)	270	26,497
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	500	114,747
		194,123
Netherlands 1.2%
ASML Holding NV* (Developer of photolithography projection systems)	900	16,670
DSM NV (Manufacturer of chemicals)	800	29,951
Elsevier NV (Publisher of scientific, professional, business and consumer information books)	1,900	22,156
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	400	34,400
Heineken NV (Producer of alcoholic beverages)	700	26,869
IHC Caland NV (Supplier of materials for offshore oilfields)	300	14,375
Koninklinjke KPN NV* (Provider of telecommunication services)	5,600	26,688
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	1,517	46,830
		217,939
Spain 0.6%
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	2,300	43,707
Telefonica SA* (Provider of telecommunication services)	5,571	65,299
		109,006
Sweden 0.3%
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	12,400	53,668
Switzerland 1.7%
Credit Suisse Group* (Provider of universal banking services)	1,640	62,674
Nestle SA (Registered) (Producer and seller of food products)	360	77,629
Serono SA "B" (Developer and marketer of biotechnology products)	57	45,388
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking services)	265	23,874
Syngenta AG* (Producer of seeds and chemicals for crop protection)	1,025	54,988
UBS AG (Registered)* (Provider of commercial and investment banking services)	1,097	49,414
		313,967
Taiwan 0.2%
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits and other semiconductor devices)	2,660	45,140
United Kingdom 4.9%
Anglo American PLC* (Producer of mining and natural resources products)	1,581	25,984
BAE Systems PLC (Producer of military aircraft)	11,197	53,705
BP PLC (Explorer and producer of oil and natural gas)	17,816	137,729
Compass Group PLC (Operator of an international food service group)	3,687	27,047
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	3,929	93,615
J Sainsbury PLC (Distributor of food)	9,860	54,525
Pearson PLC (Operator of a diversified media and entertainment holding company)	4,328	49,943
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	8,682	71,220
Reuters Group PLC (Provider of international news and information)	5,825	49,468
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	4,201	82,376
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	1,910	48,096
Shell Transport & Trading PLC (Provider of oil and gas)	10,402	70,509
Vodafone Group PLC (Provider of mobile telecommunication services)	60,378	129,679
		893,896
Total Common Stocks (Cost $4,986,149)		4,673,918

Rights* 0.0%
Spain
Telefonica SA (Provider of telecommunication services) (Cost $1,299)	5,571	1,292

Warrants* 0.0%
France
Compagnie Generale d'Industrie et de Participations (Producer of automobile components, diagnostic equipment and abrasive pellets) (Cost $1,017)	444	160
	Principal Amount ($)	Value ($)
U.S. Government Obligations 74.4%
United States
U.S. Treasury Separate Trading Registered Interest and Principal Securities:
Principal only, 3.857%**, 11/15/2004	750,000	670,515
Principal only, 4.061%**, 11/15/2004	14,350,000	12,904,381
Total U.S. Government Obligations (Cost $12,121,998)		13,574,896
Total Investment Portfolio - 100.0% (Cost $17,110,463) (a)		18,250,266

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $17,123,845. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $1,126,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,697,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $570,722.
(b) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $17,110,463)	$ 18,250,266
Cash	14,088
Foreign currency, at value (cost $378,262)	370,373
Receivable for investments sold	471,836
Dividends receivable	1,348
Foreign taxes recoverable	15,224
Unrealized appreciation on forward foreign currency exchange contracts	23,732
Total assets	19,146,867
Liabilities
Payable for Fund shares redeemed	31,291
Accrued management fee	10,666
Other accrued expenses and payables	12,859
Total liabilities	54,816
Net assets, at value	$ 19,092,051
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(12,693)
Net unrealized appreciation (depreciation) on: Investments	1,139,803
Foreign currency related transactions	14,813
Accumulated net realized gain (loss)	(1,830,343)
Paid-in capital	19,780,471
Net assets, at value	$ 19,092,051
Net Asset Value
Net Asset Value and redemption price per share ($19,092,051 / 2,372,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,098)	$ 22,776
Interest	491,600
Total Income	514,376
Expenses: Management fee	59,814
Administrative fee	37,384
Distribution service fees	24,918
Trustees' fees and expenses	5,354
Other	2,204
Total expenses	129,674
Net investment income (loss)	384,702
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(757,563)
Foreign currency related transactions	(21,010)
(778,573)
Net unrealized appreciation (depreciation) during the period on: Investments	(77,018)
Foreign currency related transactions	15,514
(61,504)
Net gain (loss) on investment transactions	(840,077)
Net increase (decrease) in net assets resulting from operations	$ (455,375)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income (loss)	$ 384,702	$ 721,639
Net realized gain (loss) on investment transactions	(778,573)	(820,972)
Net unrealized appreciation (depreciation) on investment transactions during the period	(61,504)	(779,561)
Net increase (decrease) in net assets resulting from operations	(455,375)	(878,894)
Distributions to shareholders from: Net investment income	(720,174)	(771,197)
Net realized gains	-	(2,143,476)
Fund share transactions:
Reinvestment of distributions	683,638	2,848,598
Cost of shares redeemed	(736,074)	(3,082,217)
Net increase (decrease) in net assets from Fund share transactions	(52,436)	(233,619)
Increase (decrease) in net assets	(1,227,985)	(4,027,186)
Net assets at beginning of period	20,320,036	24,347,222
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $12,693 and $322,779, respectively)	$ 19,092,051	$ 20,320,036
Other Information
Shares outstanding at beginning of period	2,375,876	2,388,175
Shares issued to shareholders in reinvestment of distributions	84,606	321,925
Shares redeemed	(88,481)	(334,224)
Net increase (decrease) in Fund shares	(3,875)	(12,299)
Shares outstanding at end of period	2,372,001	2,375,876

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2002[a]	2001	2000	1999	1998	1997[b]	1997[c]

Selected Per Share Data

Net asset value, beginning of period	$ 8.55	$ 10.19	$ 10.32	$ 11.77	$ 11.60	$ 11.13	$ 10.60
Income (loss) from investment operations:
Net investment income	.16[d]	.30[d]	.36[d]	.35[d]	.42	.03	.42
Net realized and unrealized gain (loss) on investment transactions	(.35)	(.65)	.67	(.22)	.77	.44	.71
Total from investment operations	(.19)	(.35)	1.03	.13	1.19	.47	1.13
Less distributions from: Net investment income	(.31)	(.34)	(.39)	(.42)	(.49)	-	(.44)
Net realized gains on investment transactions	-	(.95)	(.77)	(1.16)	(.53)	-	(.16)
Total distributions	(.31)	(1.29)	(1.16)	(1.58)	(1.02)	-	(.60)
Net asset value, end of period	$ 8.05	$ 8.55	$ 10.19	$ 10.32	$ 11.77	$ 11.60	$ 11.13
Total Return (%)[e]	(2.24)**	(3.90)	9.88	1.12	11.17	4.22**	11.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	20	24	28	33	36	35
Ratio of expenses before expense reductions (%)	1.30*	1.72[f]	1.46	1.30	1.19	1.19*	1.19
Ratio of expenses after expense reductions (%)	1.30*	1.71[f]	1.45	1.30	1.19	1.19*	1.19
Ratio of net investment income (loss) (%)	3.86*	3.22	3.49	3.28	3.49	3.20*	3.63
Portfolio turnover rate (%)	24*	28	31	62	27	30*	25

a For the six months ended January 31, 2002 (Unaudited).
b For the one month ended July 31, 1997.
c For the year ended June 30.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of any sales charges.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.67% and 1.67%, respectively .
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through July 31, 2001, the Fund incurred approximately $1,025,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $2,280,040 and $3,496,845, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average daily net assets. For the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company ("SISC") is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee aggregated $37,384, of which $6,913 is unpaid at January 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2002, the Service Fee was $24,918, of which $4,769 is unpaid at January 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Forward Foreign Currency Commitments

As of January 31, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S. $)
JPY	29,267,684	USD	230,000	3/19/2002	12,468
JPY	29,429,650	USD	230,000	3/19/2002	11,264
					23,732

Trustees and Officers

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Trustee and Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Irene T. Cheng*
Vice President
Philip J. Collora*
Vice President and
Assistant Secretary
Tracy McCormick*
Vice President
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes